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                                  EXHIBIT 24.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, file no 33-40773, file no. 33-54326, file no. 33-54328, file no. 33-53863, file no. 33-53865, file no. 33-53861 and file no. 33-53853.



                                        ARTHUR ANDERSEN LLP
                                        Atlanta, Georgia
                                        September 13, 1994